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                                                                  Exhibit 10.9

Exhibit 10.9: Form of Trustee Supplemental Retirement Plan Agreement between Hampden Bank and Donald R. Dupre, Thomas V. Foley, Francis V. Grimaldi, Judith E. Kennedy, Stanley Kowalski, Jr., Kathleen O'Brien Moore, Mary Ellen Scott, James Shriver, Eddie Wright and Stuart F. Young.


                 TRUSTEE SUPPLEMENTAL RETIREMENT PLAN AGREEMENT

     THIS AGREEMENT is made and entered into this ____ day of _____________, 2003, by and between Hampden Savings Bank, a bank organized and existing under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Bank"), and ____________________, a member of the Board of Directors of the Bank (hereinafter referred to as the "Trustee").

     WHEREAS, the Trustee is now serving on the Board of the Bank (hereinafter referred to as the "Board") and has for many years faithfully served the Bank. It is the consensus of the Board of Directors that the Trustee's services have been of exceptional merit, in excess of the compensation paid and an invaluable contribution to the profits and position of the Bank in its field of activity. The Board further believes that the Trustee's experience, knowledge of corporate affairs, reputation and industry contacts are of such value, and the Trustee's continued services so essential to the Bank's future growth and profits, that it would suffer severe financial loss should the Trustee terminate his/her service on the Board;

     ACCORDINGLY, the Board has adopted the Hampden Savings Bank Trustee Supplemental Retirement Plan (hereinafter referred to as the "Trustee Plan") and it is the desire of the Bank and the Trustee to enter into this Agreement under which the Bank will agree to make certain payments to the Trustee upon the Trustee's retirement and to the Trustee's beneficiary(ies) in the event of the Trustee's death pursuant to the Trustee Plan;

     FURTHERMORE, it is the intent of the parties hereto that this Trustee Plan be considered an unfunded arrangement maintained primarily to provide supplemental retirement benefits for the Trustee, and to be considered a non-qualified benefit plan for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Trustee is fully advised of the Bank's financial status and has had substantial input in the design and operation of this benefit plan; and

     NOW THEREFORE, in consideration of services the Trustee has performed in the past and those to be performed in the future, and based upon the mutual promises and covenants herein contained, the Bank and the Trustee agree as follows:

I.   DEFINITIONS

     A.   EFFECTIVE DATE:

          The Effective Date of the Trustee Plan shall be __________________, 2003.

     B.   PLAN YEAR:

          Any reference to the "Plan Year" shall mean a calendar year from January 1st to December 31st. In the year of implementation, the term "Plan Year" shall mean the period from the Effective Date to December 31st of the year of the Effective Date.

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     C.   RETIREMENT DATE:

          Retirement Date shall mean retirement from service with the Bank which becomes effective on the first day of the calendar month following the month in which the Trustee reaches age seventy (70) or such later date as the Trustee may actually retire.

     D.   TERMINATION OF SERVICE:

          Termination of Service shall mean the Trustee's voluntary resignation from service on the Board or failure to be re-elected to the Board, prior to the Normal Retirement Age (Subparagraph I [J]).

     E.   PRE-RETIREMENT ACCOUNT:

          A Pre-Retirement Account shall be established as a liability reserve account on the books of the Bank for the benefit of the Trustee. Prior to the Trustee's Termination of Service, such liability reserve account shall be increased or decreased each Plan Year, until the aforestated event occurs, by the Index Retirement Benefit (Subparagraph I [F]).

     F.   INDEX RETIREMENT BENEFIT:

          The Index Retirement Benefit for each Trustee in the Trustee Plan for each Plan Year shall be equal to the excess (if any) of the Index (Subparagraph I [G]) for that Plan Year over the Cost of Funds Expense (Subparagraph I [H]) for that Plan Year

     G.   INDEX:

          The Index for any Plan Year shall be the aggregate annual after-tax income from the life insurance contract(s) described hereinbelow as defined by FASB Technical Bulletin 85-4. This Index shall be applied as if such insurance contracts were purchased on the Effective Date of the Trustee Plan.

          Insurance Company:
          Policy Form:
          Policy Name:
          Insured's Age and Sex:
          Riders:
          Ratings:
          Option:
          Face Amount:
          Premiums Paid:
          Number of Premium Payments:
          Assumed Purchase Date:

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          If such contracts of life insurance are actually purchased by the
          Bank, then the actual policies as of the dates they were actually purchased shall be used in calculations under this Trustee Plan. If such contracts of life insurance are not purchased or are subsequently surrendered or lapsed, then the Bank shall receive annual policy illustrations that assume the above-described policies were purchased, or had not subsequently surrendered or lapsed. Said illustrations shall be received from the respective insurance companies and will indicate the increase in policy values for purposes of calculating the amount of the Index.

          In either case, references to the life insurance contracts are merely for purposes of calculating a benefit. The Bank has no obligation to purchase such life insurance and, if purchased, the Trustee and the Trustee's beneficiary(ies) shall have no ownership interest in such policy and shall always have no greater interest in the benefits under this Trustee Plan than that of an unsecured creditor of the Bank.

     H.   COST OF FUNDS EXPENSE:

          The Cost of Funds Expense for any Plan Year shall be calculated by taking the sum of the amount of premiums for the life insurance policies described in the definition of "Index" plus the amount of any after-tax benefits paid to the Trustee pursuant to the Trustee Plan (Paragraph II hereinafter) plus the amount of all previous years' after-tax Cost of Funds Expense, and multiplying that sum by the Average After-Tax Cost of Funds (Subparagraph I [K]).

     I.   MUTUAL TO STOCK CONVERSION OR A CHANGE OF CONTROL:

          Mutual to Stock Conversion shall mean the conversion of the Bank from a mutual savings bank to an entity that issues stock and is owned by its shareholders. Such Mutual to Stock Conversion shall be deemed to be a Change of Control for purposes of this Agreement. For the purposes of this Trustee Plan, transfers on account of deaths or gifts, transfers between family members or transfers to a qualified retirement plan maintained by the Bank shall not be considered in determining whether there has been a Change of Control. The formation of a mutual holding company, for the purposes of this Agreement, is not a change of control.

     J.   NORMAL RETIREMENT AGE:

          Normal Retirement Age shall mean the date on which the Trustee attains age seventy (70)

     K.   AVERAGE AFTER-TAX COST OF FUNDS:

          Average After-Tax Cost of Funds means, at any particular time, a ratio, the numerator of which is the total annualized interest expense as set forth on Schedule RI-Income Statement of the Bank's most recently filed Consolidated Report of Condition and Income (the "Call Report") and the denominator of which is an amount equal to: (i) the amount of deposits in domestic offices (sum

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          of total of columns A and C from Schedule RC-E of the Call Report), plus (ii) the amount of Federal funds purchased and securities sold under agreements to repurchase, as set forth on Schedule RC-Balance Sheet of the Call Report, times the inverse of the Bank's combined marginal income tax rate.

II.  INDEX BENEFITS

     A.   RETIREMENT BENEFITS:

          Subject to Subparagraph II (D) hereinafter, a Trustee who remains on the Board until the Normal Retirement Age (Subparagraph I [J]) shall be entitled to receive the balance in the Pre-Retirement Account in one hundred eighty (180)* equal monthly installments commencing thirty
          (30) days following the Trustee's retirement. In addition to these payments and commencing in conjunction therewith, the Index Retirement Benefit (Subparagraph I [F]) for each Plan Year subsequent to the Trustee's retirement, and including the remaining portion of the Plan Year in which the Trustee retires, shall be paid to the Trustee until the Trustee's death. Notwithstanding the foregoing, the amount of the aforestated payments shall not exceed fifty percent (50%) of the Trustee's annual fee as of the date of the Trustee's retirement.

     B.   TERMINATION OF SERVICE:

          Subject to Subparagraph II (D), should a Trustee suffer a Termination of Service the Trustee shall be entitled to receive fifty percent (50%), plus ten percent (10%) times the number of full years of service on the Board of the Bank from the Effective Date of this Agreement (to a maximum of 100%), times the balance in the Pre-Retirement Account payable to the Trustee in one hundred eighty
          (180)* equal monthly installments commencing thirty (30) days following the Trustee's Normal Retirement Age (Subparagraph I [J]). In addition to these payments and commencing in conjunction therewith, fifty percent (50%) plus ten (10%) times the number of full years of service on the Board with the Bank from the Effective Date of this Agreement (to a maximum of 100%), times the Index Retirement Benefit for each Plan Year subsequent to the year in which the Trustee attains Normal Retirement Age, and including the remaining portion of the Plan Year in which the Trustee attains Normal Retirement Age, shall be paid to the Trustee until the Trustee's death. Notwithstanding the foregoing, the amount of the aforestated payments shall not exceed fifty percent (50%) of the Trustee's annual fee as of the date of the Trustee's retirement.


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     C.   DEATH:

          Should the Trustee die while there is a balance in the Trustee's Pre-Retirement Account (Subparagraph I [E]), said unpaid balance shall be paid in a lump sum to the individual or individuals the Trustee may have designated in writing and filed with the Bank. In the absence of any effective beneficiary designation, the unpaid balance shall be paid as set forth herein to the duly qualified executor or administrator of the Trustee's estate. Said payment due hereunder shall be made the first day of the second month following the decease of the Trustee.

     D.   DISCHARGE FOR CAUSE:

          Should the Trustee be Discharged for Cause at any time, all benefits under this Trustee Plan shall be forfeited. The term "for cause" shall mean any of the following that result in an adverse effect on the
          Bank: (i) gross negligence or gross neglect; (ii) the commission of a felony or gross misdemeanor involving moral turpitude, fraud, or dishonesty; (iii) the willful violation of any law, rule, or regulation (other than a traffic violation or similar offense); (iv) an intentional failure to perform stated duties; or (v) a breach of fiduciary duty involving personal profit. If a dispute arises as to discharge "for cause," such dispute shall be resolved by arbitration as set forth in this Trustee Plan.

     E.   DEATH BENEFIT:

          Except as set forth above, there is no death benefit provided under this Agreement.

     F.   DISABILITY BENEFIT:

          In the event the Trustee becomes disabled prior to any Termination of Service, and the Trustee's service is terminated because of such disability, he shall immediately begin receiving the benefits in Subparagraph II (A) above. Such benefit shall begin without regard to the Trustee's Normal Retirement Age and the Trustee shall be one hundred percent (100%) vested in the entire benefit amount. If there is a dispute regarding whether the Trustee is disabled, such dispute shall be resolved by a physician selected by the Bank and such resolution shall be binding upon all parties to this Agreement.

III. RESTRICTIONS UPON FUNDING

     The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Trustee Plan. The Trustees, their beneficiary(ies), or any successor in interest shall be and remain simply a general creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation.

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     The Bank reserves the absolute right, at its sole discretion, to either fund the obligations undertaken by this Trustee Plan or to refrain from funding the same and to determine the extent, nature and method of such funding. Should the Bank elect to fund this Trustee Plan, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall any Trustee be deemed to have any lien nor right, title or interest in or to any specific funding investment or to any assets of the Bank.

     If the Bank elects to invest in a life insurance, disability or annuity policy upon the life of the Trustee, then the Trustee shall assist the Bank by freely submitting to a physical exam and supplying such additional information necessary to obtain such insurance or annuities.

IV.  MUTUAL TO STOCK CONVERSION OR CHANGE OF CONTROL

     Upon a Mutual to Stock Conversion or a Change of Control (as defined in Subparagraph I (I) herein), if the Trustee's service is subsequently terminated, except for cause, then the Trustee shall receive the benefits promised in this Agreement upon attaining Normal Retirement Age, as if he had been continuously serving the Bank until said Normal Retirement Age. The Trustee will also remain eligible for all promised death benefits in this Agreement. In addition, no sale, merger, consolidation or conversion of the Bank shall take place unless the new or surviving entity expressly acknowledges the obligations under this Agreement and agrees to abide by its terms.

V.   MISCELLANEOUS

     A.   ALIENABILITY AND ASSIGNMENT PROHIBITION:

          Neither the Trustee, nor the Trustee's surviving spouse, nor any other beneficiary(ies) under this Trustee Plan shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Trustee or the Trustee's beneficiary(ies), nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. In the event the Trustee or any beneficiary attempts assignment, commutation, hypothecation, transfer or disposal of the benefits hereunder, the Bank's liabilities shall forthwith cease and terminate.

     B.   BINDING OBLIGATION OF THE BANK AND ANY SUCCESSOR IN INTEREST:

          The Bank shall not merge or consolidate into or with another bank or sell substantially all of its assets to another bank, firm or person until such bank, firm or person expressly agree, in writing, to assume and discharge the duties and obligations of the Bank under this Trustee Plan. This Trustee Plan shall be binding upon the parties hereto, their successors, beneficiaries, heirs and personal representatives.

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     C.   AMENDMENT OR REVOCATION:

          Subject to Paragraph VII, it is agreed by and between the parties hereto that, during the lifetime of the Trustee, this Trustee Plan may be amended or revoked at any time or times, in whole or in part, by the mutual written consent of the Trustee and the Bank.

     D.   GENDER:

          Whenever in this Trustee Plan words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     E.   EFFECT ON OTHER BANK BENEFIT PLANS:

          Nothing contained in this Trustee Plan shall affect the right of the Trustee to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     F.   HEADINGS:

          Headings and subheadings in this Trustee Plan are inserted for reference and convenience only and shall not be deemed a part of this Trustee Plan.

     G.   APPLICABLE LAW:

          The validity and interpretation of this Agreement shall be governed by the laws of the Commonwealth of Massachusetts.

     H.   12 U.S.C.SECTION 1828(K):

          Any payments made to the Trustee pursuant to this Trustee Plan, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C.SECTION 1828(k) or any regulations promulgated thereunder.

     I.   PARTIAL INVALIDITY:

          If any term, provision, covenant, or condition of this Trustee Plan is determined by an arbitrator or a court, as the case may be, to be invalid, void, or unenforceable, such determination shall not render any other term, provision, covenant, or condition invalid, void, or unenforceable, and the Trustee Plan shall remain in full force and effect notwithstanding such partial invalidity.

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     J.   CONTINUATION AS TRUSTEE:

          Neither this Agreement nor the payment of any benefits thereunder shall be construed as giving to the Trustee any right to be retained as a member of the Board of Directors of the Bank.

VI.  ERISA PROVISION

     A.   NAMED FIDUCIARY AND PLAN ADMINISTRATOR:

          The "Named Fiduciary and Plan Administrator" of this Trustee Plan shall be Hampden Savings Bank until its resignation or removal by the Board. As Named Fiduciary and Plan Administrator, the Bank shall be responsible for the management, control and administration of the Trustee Plan. The Named Fiduciary may delegate to others certain aspects of the management and operation responsibilities of the Trustee Plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

     B.   CLAIMS PROCEDURE AND ARBITRATION:

          In the event a dispute arises over benefits under this Trustee Plan and benefits are not paid to the Trustee (or to the Trustee's beneficiary(ies) in the case of the Trustee's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Named Fiduciary and Plan Administrator named above within sixty (60) days from the date payments are refused. The Named Fiduciary and Plan Administrator shall review the written claim and if the claim is denied, in whole or in part, they shall provide in writing within sixty (60) days of receipt of such claim the specific reasons for such denial, reference to the provisions of this Trustee Plan upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if a further review of the claim denial is desired. A claim shall be deemed denied if the Named Fiduciary and Plan Administrator fail to take any action within the aforesaid sixty-day period.

          If claimants desire a second review they shall notify the Named Fiduciary and Plan Administrator in writing within sixty (60) days of the first claim denial. Claimants may review this Trustee Plan or any documents relating thereto and submit any written issues and comments it may feel appropriate. In their sole discretion, the Named Fiduciary and Plan Administrator shall then review the second claim and provide a written decision within sixty (60) days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of the Plan Agreement upon which the decision is based.

          If claimants continue to dispute the benefit denial based upon completed performance of this Trustee Plan or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to an arbitrator for final

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          arbitration. The arbitrator shall be selected by mutual agreement of the Bank and the claimants. The arbitrator shall operate under any generally recognized set of arbitration rules. The parties hereto agree that they and their heirs, personal representatives, successors and assigns shall be bound by the decision of such arbitrator with respect to any controversy properly submitted to it for determination.

          Where a dispute arises as to the Bank's discharge of the Trustee "for cause," such dispute shall likewise be submitted to arbitration as above described and the parties hereto agree to be bound by the decision thereunder.

VII. TERMINATION OR MODIFICATION OF AGREEMENT BY REASON OF CHANGES IN THE LAW, RULES OR REGULATIONS

     The Bank is entering into this Agreement upon the assumption that certain existing tax laws, rules and regulations will continue in effect in their current form. If any said assumptions should change and said change has a detrimental effect on this Trustee Plan, then the Bank reserves the right to terminate or modify this Agreement accordingly. Upon a Change of Control (Subparagraph I [I]), this paragraph shall become null and void effective immediately upon said Change of Control.

     IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Agreement and executed the original thereof on the first day set forth hereinabove, and that, upon execution, each has received a conforming copy.

                                                 HAMPDEN SAVINGS BANK
                                                 Springfield, MA


----------------------------                     By:----------------------------
Witness                                          Title


----------------------------                     -------------------------------
Witness                                          Trustee

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                          BENEFICIARY DESIGNATION FORM
             FOR THE TRUSTEE SUPPLEMENTAL RETIREMENT PLAN AGREEMENT

I.   PRIMARY DESIGNATION
          (YOU MAY REFER TO THE BENEFICIARY DESIGNATION INFORMATION PRIOR TO COMPLETION.)

     A.   PERSON(S) AS A PRIMARY DESIGNATION:
          (Please indicate the percentage for each beneficiary.)

     Name_________________________ Relationship__________________________________________ /____________%

     Address:___________________________________________________________________________________________
                    (Street)                       (City)                (State)          (Zip)

     Name_________________________ Relationship__________________________________________ /____________%

     Address:___________________________________________________________________________________________
                    (Street)                       (City)                (State)          (Zip)

     Name_________________________ Relationship__________________________________________ /____________%

     Address:___________________________________________________________________________________________
                    (Street)                       (City)                (State)          (Zip)

     Name_________________________ Relationship__________________________________________ /____________%

     Address:___________________________________________________________________________________________
                    (Street)                       (City)                (State)          (Zip)

     B.   ESTATE AS A PRIMARY DESIGNATION:

     My Primary Beneficiary is The Estate of ______________________ as set forth in the last will and testament dated the ______ day of ______________, ____ and any codicils thereto.

     C.   TRUST AS A PRIMARY DESIGNATION:

     Name of the Trust:_________________________________________________________

     Execution Date of the Trust:______/______/______

     Name of the Trustee:_______________________________________________________

     Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):
     ___________________________________________________________________________
     ___________________________________________________________________________

     Is this an Irrevocable Life Insurance Trust? _______ Yes _______No
     (If yes and this designation is for a Split Dollar agreement, an Assignment of Rights form should be completed.)

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II.  SECONDARY (CONTINGENT) DESIGNATION

     A.   PERSON(S) AS A SECONDARY (CONTINGENT) DESIGNATION:
          (Please indicate the percentage for each beneficiary.)

     Name_________________________ Relationship__________________________________________ /____________%

     Address:___________________________________________________________________________________________
                    (Street)                       (City)                (State)          (Zip)

     Name_________________________ Relationship__________________________________________ /____________%

     Address:___________________________________________________________________________________________
                    (Street)                       (City)                (State)          (Zip)

     Name_________________________ Relationship__________________________________________ /____________%

     Address:___________________________________________________________________________________________
                    (Street)                       (City)                (State)          (Zip)

     Name_________________________ Relationship__________________________________________ /____________%

     Address:___________________________________________________________________________________________
                    (Street)                       (City)                (State)          (Zip)

     B.   ESTATE AS A SECONDARY (CONTINGENT) DESIGNATION:

     My Secondary Beneficiary is The Estate of _________________________ as set forth in my last will and testament dated the _____ day of _______________, _____ and any codicils thereto.

     C.   TRUST AS A SECONDARY (CONTINGENT) DESIGNATION:

     Name of the Trust:_________________________________________________________

     Execution Date of the Trust:______/______/______

     Name of the Trustee:_______________________________________________________

     Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):
     ___________________________________________________________________________
     ___________________________________________________________________________

All sums payable under the Trustee Supplemental Retirement Plan Agreement by reason of my death shall be paid to the Primary Beneficiary(ies), if he or she survives me, and if no Primary Beneficiary(ies) shall survive me, then to the Secondary (Contingent) Beneficiary(ies). This beneficiary designation is valid until the participant notifies the bank in writing.


-------------------------                                -----------------------
Participant                                              Date

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Hampden Bank entered into supplemental retirement plan agreements with
Messrs. Dupre, Foley, Grimaldi, Kowalski, Shriver, Wright and Young, as well as Ms. Kennedy, Ms. Moore and Ms. Scott, which are substantially identical in all material respects (except as noted below) as the attached Form of Trustee Supplemental Retirement Plan Agreement.

PARTIES TO TRUSTEE SUPPLEMENTAL RETIREMENT PLAN AGREEMENT:
---------------------------------------------------------

Hampden Bank and Donald R. Dupre (1)
Hampden Bank and Thomas V. Foley (2)
Hampden Bank and Francis V. Grimaldi (3)
Hampden Bank and Judith E. Kennedy
Hampden Bank and Stanley Kowalski, Jr.
Hampden Bank and Kathleen O'Brien Moore
Hampden Bank and Mary Ellen Scott
Hampden Bank and James Shriver (4)
Hampden Bank and Eddie Wright (5)
Hampden Bank and Stuart F. Young

(1) Mr. Dupre's Trustee Supplemental Retirement Plan Agreement is substantially identical to Exhibit 10.9, except as to the Normal Retirement Age, which is 76, and the amount of the monthly installments in which the Pre-Retirement Account is paid out at Normal Retirement Age, which is 120.

(2) Mr. Foley's Trustee Supplemental Retirement Plan Agreement is substantially identical to Exhibit 10.9, except as to the amount of the monthly installments in which the Pre-Retirement Account is paid out at Normal Retirement Age, which is 144.

(3) Mr. Grimaldi's Trustee Supplemental Retirement Plan Agreement is substantially identical to Exhibit 10.9, except as to the Normal Retirement Age, which is 77, and the amount of the monthly installments in which the Pre-Retirement Account is paid out at Normal Retirement Age, which is 120.

(4) Mr. Shriver's Trustee Supplemental Retirement Plan Agreement is substantially identical to Exhibit 10.9, except as to the Normal Retirement Age, which is 71, and the amount of the monthly installments in which the Pre-Retirement Account is paid out at Normal Retirement Age, which is 120.

(5) Mr. Wright's Trustee Supplemental Retirement Plan Agreement is substantially identical to Exhibit 10.9, except as to the Normal Retirement Age, which is 75, and the amount of the monthly installments in which the Pre-Retirement Account is paid out at Normal Retirement Age, which is 120.


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